EXHIBIT 10.5

UNCONDITIONAL GUARANTY

This UNCONDITIONAL GUARANTY (this "Guaranty"), dated as of June 11, 2010, is executed and delivered by John Paulsen, an individual ("Paulsen" or "Guarantor") in favor of Cruise Holdings II, LLC ("Cruise II"), by and through Mark T. Calvert (the "Chapter 11 Trustee"), the duly appointed Chapter 11 Trustee for the bankruptcy estate of Cruise Holdings II, LLC, appointed by order of the United States Bankruptcy Court for the Southern District of Florida, West Palm Beach Division (the "Bankruptcy Court"), under Case No. 06-16353-BKC-PGH, in light of the following:

WHEREAS, Rotate Black, Inc. ("Rotate Black") has made and delivered that certain Promissory Note in favor of Cruise II in the original principal amount of $2,975,000 (the "Purchase Note") in connection with that certain Offer to Purchase and Sales Agreement dated as of June 11, 2010 (the "Asset Purchase Agreement");

WHEREAS, Rotate Black has also made and delivered that certain Promissory Note in favor of Cruise II in the original principal amount of $600,000 (the "Consulting Note") in connection with the Asset Purchase Agreement;

WHEREAS, in order to induce the Chapter 11 Trustee to accept the Asset Purchase Agreement and present same to the Bankruptcy Court, Guarantor has agreed to unconditionally and irrevocably guarantee the obligations of Rotate Black under the Purchase Note and under the Consulting Note;

NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees as follows:

1. Guaranteed Obligations. Guarantor, jointly and severally, hereby irrevocably and unconditionally guarantees to Cruise II, as and for its own debt, until final payment in full thereof has been made of any and all of Rotate Black's obligations, indebtedness, or liabilities of any kind or character arising in connection with the Purchase Note or the Consulting Note, when and as the same shall become due and payable; it being the intent of Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection. Notwithstanding the foregoing and notwithstanding any other provision of this Guaranty, Guarantor shall have no liability hereunder and tin's Guaranty shall be void and of no force or effect in the event that (a) the United States Bankruptcy Court for the Southern District of Florida (the "Court") does not authorize the Trustee to sell to Rotate Black the MTV Big Easy pursuant to a final order; or (b) Rotate Black fails to purchase the M/V Big Easy because of a default by the Chapter 11 Trustee of his obligations under the Asset Purchase Agreement, which default occurs prior to any default by Rotate Black of its obligations under the Asset Purchase Agreement. The foregoing, as qualified by the immediately preceding sentence, shall be referred to as the "Guaranteed Obligations".

2. Continuing Guaranty. This Guaranty includes Guaranteed Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guaranteed Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guaranteed Obligations after prior Guaranteed Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Guaranty.

UNCONDITIONAL GUARANTY - Page 1
MIAMI 2192398.1 7771929136

3. Performance Under this Guaranty. In the event that Rotate Black fails to make any payment of any Guaranteed Obligations, on or prior to the due date thereof, in the manner provided in the Purchase Note or the Consulting Note, Guarantor immediately shall cause, as applicable, such payment to be made of the Guaranteed Obligations.

4. Primary Obligations. This Guaranty is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment that remains in full force and effect without respect to future changes in conditions. Guarantor hereby agrees that he is liable to Cruise II, that the obligations of Guarantor hereunder are independent of the obligations of Rotate Black, and that a separate action may be brought against Guarantor, whether such action is brought against Rotate Black or whether Rotate Black is joined in such action. Guarantor hereby agrees that his liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Cruise 33 of whatever remedies it may have against Rotate Black. Guarantor hereby agrees that any release that may be given by the Chapter 11 Trustee to Rotate Black shall not release such Guarantor. Guarantor consents and agrees that the Chapter 11 Trustee shall not be under any obligation to marshal any property or assets of Rotate Black in favor of Guarantor, or against or in payment of any or all of the Guaranteed Obligations.

5. Waivers.

(a) To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Purchase Note or the Consulting Note, or the creation or existence of any Guaranteed Obligations; (iii) notice of the amount of the Guaranteed Obligations, subject, however, to Guarantor's right to make inquiry of Cruise II to ascertain the amount of the Guaranteed Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Rotate Black or of any other fact that might increase such Guarantor's risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to the Purchase Note and the Consulting Note; (vi) notice of any Event of Default under the Purchase Note or the Consulting Note; and (vii) all other notices (except if such notice is specifically required to be given to Guarantor under this Guaranty) and demands to which Guarantor might otherwise be entitled.

(b) To the fullest extent permitted by applicable law, Guarantor hereby waives the right by statute or otherwise to require Cruise II to institute suit against Rotate Black or to exhaust any rights and remedies that Cruise II has or may have against Rotate Black. In this regard, Guarantor agrees that he is bound to the payment of each and all Guaranteed Obligations, whether now existing or hereafter arising, as fully as if the Guaranteed Obligations were directly owing to Cruise II by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been performed and paid in cash, to the extent of any such payment) of Rotate Black or by reason of the cessation from any cause whatsoever of the liability of Rotate Black in respect thereof.

UNCONDITIONAL GUARANTY - Page 2
MIAMI 2192398.1 7771929136

(c) To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) any right to assert against Cruise II any defense (legal or equitable), set-off, counterclaim, or claim that such Guarantor may now or at any time hereafter have against Rotate Black or any other party liable to Cruise II; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefore; (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by Cruise II; (iv) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof, and any act that shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor's liability hereunder.

(d) Until such time as all of the Guaranteed Obligations have been finally paid or performed in full: (i) Guarantor hereby waives and postpones any right of subrogation such Guarantor has or may have against Rotate Black with respect to the Guaranteed Obligations; (ii) Guarantor hereby waives and postpones any right to proceed against Rotate Black or any other Person, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Guaranteed Obligations; and (iii) Guarantor also hereby waives and postpones any right to proceed or to seek recourse against or with respect to any property or asset of Rotate Black.

(e) Without limiting the generality of any other waiver or other provision set forth in tins Guaranty, Guarantor hereby agrees as follows:

(i)      Cruise IPs right to enforce this Guaranty is absolute and is not contingent upon the genuineness, validity or enforceability of the Purchase Note or the Consulting Note. Subject to paragraph 1 of this Guaranty, Guarantor agrees that Cruise IPs rights under tins Guaranty shall be enforceable even if Rotate Black had no liability at the time of execution of the Purchase Note or the Consulting Note or later ceases to be liable,

(ii)     Guarantor agrees that, notwithstanding the modification or discharge of the obligations of Rotate Black under, the Purchase Note or the Consulting Note as a result of an insolvency proceeding involving Rotate Black, Cruise U's rights under this Guaranty will remain enforceable even if the amount of the Guaranteed Obligations results in Guarantor having liability for a larger and more burdensome amount than that for which Rotate Black is responsible. The enforceability of tins Guaranty against Guarantor shall continue until all sums due under the Purchase Note or the Consulting Note has been paid in full and shall not be limited or affected in any way by any disability or other defense of Rotate Black or any other person in connection with the Purchase Note or the Consulting Note.

(iii)    Guarantor waives the right to require Cruise II to (A) proceed against Rotate Black or any other Person in connection with the Guaranteed Obligations, (B) proceed against or exhaust any other security or collateral Cruise II may hold, or (C) pursue any other right or remedy for Guarantor's benefit, and agrees that Cruise II may exercise its right under this Guaranty without taking any action against Rotate Black, or any other Person in connection with the Guaranteed Obligations, and without proceeding against or exhausting any security or collateral Cruise II holds.

UNCONDITIONAL GUARANTY - Page 3
MIAMI 2192398.1 7771929136

6- Releases. Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Cruise II may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Purchase Note or the Consulting Note or may grant other indulgences to Rotate Black in respect thereof, or may amend or modify in any manner and at any time (or from time to time) the Purchase Note or the Consulting Note.

7. No Election. Cruise II shall have the right to seek recourse against Guarantor to the fullest extent provided for herein and no election by Cruise II to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Cruise EC's right to proceed in any other form of action or proceeding or against other parties unless Cruise II has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Cruise II under any document or instrument evidencing the Obligations, including but not limited to the Guaranteed Obligations, shall serve to diminish the liability of Guarantor under this Guaranty.

8. Revival and Reinstatement. If the incurrence or payment of the Guaranteed Obligations or the obligations of Guarantor under this Guaranty by such Guarantor or the transfer by Guarantor to Cruise II of any property of Guarantor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of applicable bankruptcy law relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if Cruise II is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Cruise II is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys' fees of Cruise II related thereto, the liability of Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

9. Financial Condition of Rotate Black. Guarantor represents and warrants to Cruise II that he is currently informed of the financial condition of Rotate Black and of all other circumstances which a diligent inquiry would reveal and winch bear upon the risk of nonpayment of the Guaranteed Obligations. Guarantor further represents and warrants to Cruise II that he has read and understands the terms and conditions of the Purchase Note and the Consulting Note and of the Asset Purchase Agreement. Guarantor hereby covenants that he will continue to keep himself informed of Rotate Black's financial condition and of all other circumstances which bear upon the risk of nonpayment of the Guaranteed Obligations,

10. Payments; Application. All payments to be made hereunder by Guarantor shall be made in United States Dollars, in immediately available funds, and without deduction (whether for taxes or otherwise) or offset.

11. Attorneys' Fees and Costs. Guarantor agrees to pay, on demand, all reasonable attorneys' fees and all other costs and expenses that may be incurred by Cruise II in connection with the enforcement of tins Guaranty or in any way arising out of, or consequential to, the protection, assertion, or enforcement of the Guaranteed Obligations, irrespective of whether suit is brought.

UNCONDITIONAL GUARANTY - Page 4
MIAMI 2192398.1 7771929136

12. Cumulative Remedies. No remedy under this Guaranty or under the Purchase Note or the Consulting Note is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, the Purchase Note or the Consulting Note, and those provided by law. No delay or omission by Cruise II to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Cruise II to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

13. Severability of Provisions. Each provision of this Guaranty shall be severable from every other provision of this Guaranty for the purpose of determining the legal enforceability of any specific provision.

14. Entire Agreement; Amendments. This Guaranty constitutes the entire agreement between Guarantor and Cruise II pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by Guarantor and Cruise II. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

15. Successors and Assigns. This Guaranty shall be binding upon Guarantor and their successors and assigns and shall inure to the benefit of the successors and assigns Cruise II; provided, however. Guarantor shall not assign this Guaranty or delegate any of its duties hereunder without Cruise II's prior written consent and any unconsented to assignment shall be absolutely void. In the event of any assignment or other transfer of rights by Cruise II, the rights and benefits herein conferred upon Cruise II shall automatically extend to and be vested in such assignee or other transferee.

16. No Third Party Beneficiary. This Guaranty is solely for the benefit of Cruise n, and each of its successors and assigns and may not be relied on by any other Person.

17. Choice Of Law And Venue; Jury Trial Waiver.

THE VALIDITY OF THIS GUARANTY, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA.

THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY SHALL BE TRIED AND

UNCOWPITIONAL GUARANTY - Page 5
MIAMI 2192398.1 7771929136

LITIGATED ONLY IN THE BANKRUPTCY COURT. GUARANTOR AND CRUISE II EACH WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 17.

GUARANTOR AND CRUISE II EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. GUARANTOR AND CRUISE H REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

20.Counterparts; Tele-facsimile Execution. This Guaranty may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Guaranty. Delivery of an executed counterpart of this Guaranty by tele-facsimile shall be equally as effective as delivery of an original executed counterpart of this Guaranty. Any party delivering an executed counterpart of this Guaranty by tele-facsimile also shall deliver an original executed counterpart of this Guaranty but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Guaranty.

[SIGNATURE ON NEXT PAGE]

UNCONDITIONAL GUARANTY - Page 6
MIAMI 2192398.1 7771929136

IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date first written above.

By:
Name: John Paulsen
Personal Address: 626 Harbor View Ln Petosky, MI 49770

Driver License #: P425 429 115 199
State of Issuance: MI

STATE OF        MI            )
                                                          )  SS.
COUNTY OF Grand Traverse )

The foregoing instrument was acknowledged before me this 11 day of June, 2010, by John Paulsen.  He/She is personally known to me or has produced a State of Michigan driver's license as identification.

Sign Name:

Printed Name:	Helen Postma

My Commission Expires: 12/14/14	NOTARY PUBLIC

Serial No. (none, if blank): ______________________________________

[NOTARY SEAL]

UNCONDITIONAL GUARANTY - Page 7
MIAMI 2192398.1 7771929136